UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: September 5, 2000

MAXICARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)


      Delaware                   0-12024			  95-3615709
   (State or other              Commission             (IRS Employer
  jurisdiction of               File Number)          Identification No.)
   incorporation)

1149 South Broadway Street
Los Angeles, California
(Address of principal executive office)
 90015
(Zip Code)

(213) 765-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)


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5. Other Events

The Company announced on August 30, 2000 that its letter of intent with MDB Capital Group LLC to act as standby underwriter with respect to the Company's pending rights offering has been terminated. In connection with the foregoing, the Company has amended the rights offering so that, subject to limitation, those shareholders who fully subscribe to the rights available to them in the rights offering shall have over-subscription rights to purchase additional shares from those shares which have not been purchased by other shareholders in the rights offering up to a maximum of 50% of the shares which are available to the over-subscribing shareholder in the rights offering.



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Item 7.  Financial Statements and  Exhibits.

	(b) Exhibits.

99.1	1.	Press Release dated August 30, 2000 announcing termination of
		its letter of intent between MDB Capital Group LLC and Maxicare
 		Health Plans, Inc.



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SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					MAXICARE HEALTH PLANS, INC.
					(Registrant)


Date:  September 5, 2000			By:__      /s/ Richard A. Link________
		                            Chief Financial Officer



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